SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C. 20549

                     FORM 8-K

                  CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


Date of Report:  June 22, 1995
(Date of earliest event reported)



        Residential Asset Securities Corporation
  (Exact name of registrant as specified in its charter)


Delaware                   33-56893            51-0362653
(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)      Identification No.)


 8400 Normandale Lake Blvd., Suite 600,
 Minneapolis, Minnesota                          55437
 Address of Principal Executive Office)        (Zip Code)


Registrant's telephone number, including area code:(612) 832-7000





Item 5.   Other Events.


          On June 28, 1995, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1995-KS1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1995, among the Registrant, Residential Funding Corporation, as Master Servicer, and The First National Bank of Chicago, as Trustee.

          In connection with the expected sale of the Series 1995-KS1 Certificates, the Registrant has been advised by Residential Funding Securities Corporation (the
"Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

          The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Collateral Term Sheets consist of the first page that appears after the Form SE cover sheet and the page headed "NOTICE" and supersedes all collateral information contained in any Collateral Term Sheets related to the Mortgage Loans previously provided by the Underwriter.

          The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits





Exhibit No.     Item 601(a) of
                Regulation S-K
                Exhibit No.                 Description


1               99                     Collateral Term Sheets







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL ASSET
                                   SECURITIES CORPORATION

                                   By:
                                   Name:William E. Waldusky
                                   Title:Director




Dated: June 22, 1995







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL ASSET
                                   SECURITIES CORPORATION

                                   By: /s/ William E. Waldusky
                                   Name:William E. Waldusky
                                   Title:Director




Dated: June 22, 1995




                   EXHIBIT INDEX


               Item 601 (a) of      Sequentially
Exhibit        Regulation S-K       Numbered
Number         Exhibit No.          Description           Page


     1                   99      Collateral Term Sheets   Filed
                                                       Manually






                     EXHIBIT

              (Intentionally Omitted)